                                                                    EXHIBIT 10.1


                      CREDITOR WAIVER AND CONSENT AGREEMENT


         AGREEMENT made this 6th day of August, 2004 by and among FRONTRUNNER NETWORK SYSTEMS CORP. ("Company"), CAPITAL GROWTH SYSTEMS, Inc. a Florida corporation ("CGSI"), and the person or entity named on the signature line below as "Creditor."

                                    RECITALS:

         A. Creditor has provided funds and/or services to Company in one or more increments, and is a creditor and/or stockholder of Company.

         B. Company concurrently herewith is entering into an Agreement and Plan of Merger in the form attached hereto as Exhibit A ("Merger Agreement") with CGSI and Frontrunner Acquisition Inc. ("Acquisition").

         C. CGSI has filed the following documents with the Securities and Exchange Commission ("SEC"), which have been made available for review by
Creditor: (i) registration statement to register shares of certain selling shareholders of common stock and of the shares of common stock underlying warrants issued by CGSI; (ii) Form 10-K for the year ended December 31, 2003;
(iii) Form 10-Q for the quarter ended March 31, 2004; and (iv) proxy statement in connection with 2004 annual meeting, which meeting has been adjourned pending provision of certain supplemental disclosures to the proxy statement.

         D. Creditor is desirous of entering into this Agreement in order to induce CGSI to close the merger contemplated by the Merger Agreement (the "Merger"), which will benefit Creditor due to the issuance of shares called for hereunder either directly to Creditor or to an entity or person affiliated with Creditor.

         E. Concurrently herewith, other similarly situated creditors referenced on Exhibit B (collectively, the "Creditors") are entering agreements similar to this form of Agreement, calling for the issuance of an aggregate of 1,000,000 shares of CGSI Common Stock. The percentage of said 1,000,000 shares to be issued to Creditor on the closing of this Agreement constitutes Creditor's "Pro Rata Share."

         F. Creditor is desirous of appointing Frontrunner Representative, Inc., a corporation controlled by Philip B. Kenny ("Representative") to act as agent on behalf of Creditor for resolution of any disputes between CGSI on the one hand and Company or Creditor on the other hand with respect to the subject matter of Section 3 below. Losses or liability that CGSI incurs as a result of a breach or an inaccuracy of any of the representations or warranties made by Company to CGSI pursuant to the Merger Agreement shall constitute the "Merger Agreement Losses."

         NOW THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Recitals. The recitals set forth above are incorporated by reference herein and made a part hereof as if fully rewritten.

         2. Agreement. Creditor represents and warrants that as of the date of this Agreement: (i) the principal amount of funds provided to or for the benefit of the Company and for which capital stock of the Company has not been issued to Creditor (inclusive of all interest and other applicable charges thereon) equals the amount set forth opposite his or its name in the first two columns of Exhibit B; the aforesaid amount allocable to Creditor plus such other sums owing to Creditor from Company for current obligations or for claims accrued or potentially accruing through the "Closing Date" (as defined below) are collectively referred to as the "Total Indebtedness" owing to Creditor; (ii) the number of shares of Company's common stock and preferred stock set forth opposite his or its name in the fourth, fifth and sixth columns on Exhibit B constitute all of the shares of Company capital stock owned (or to which Creditor has rights to ownership) by Creditor (collectively, the "Creditor Company Shares"), and (iii) there are no monies owing the Creditor or Creditor's affiliates, directly or indirectly, from Company other than the Total Indebtedness. Creditor agrees to:

                  (a) vote all Creditor Company Shares to approve the Merger Agreement substantially in the form of Exhibit A and all of the transactions contemplated thereby, including the Merger;

                  (b) sign such shareholder written consents and/or proxies as the Company may request from time to time approve the Merger and Merger Agreement;

                  (c) not sell, pledge, grant any rights in, transfer or encumber in any manner any of the Creditor Shares prior to November 30, 2004;

                  (d) effective as of the effective date of the Merger (the "Closing Date"), the Total Indebtedness owing to Creditor shall be deemed excused and satisfied in full in exchange for that number of shares of CGSI Common Stock (the "Creditor CGSI Shares") allocable to Creditor for the Total Indebtedness. Creditor effective as of the Closing Date shall release the Company from any and all claims of Creditor outstanding as of such date, known or unknown; and

                  (e) to take such other actions reasonably necessary to effect the closing of the Merger.

         CGSI agrees to issue one day prior to the scheduled Closing Date the number of Creditor CGSI Shares to Creditor shown on Exhibit B, subject to the escrow holdback set forth in Section 3 below. Notwithstanding anything to the contrary contained herein, if the Merger is not effected by November 30, 2004 through no fault of Creditor, Creditor shall reconvey the Creditor CGSI Shares to CGSI and Company shall reinstate the Total Indebtedness to Creditor.

         3. Indemnification.


                  (a) Scope. Creditor agrees to indemnify and hold harmless CGSI from and against Creditor's Pro Rata Share of any Merger Agreement Losses incurred by CGSI, provided that this indemnity shall be limited to and satisfied solely from the Creditor CGSI Shares held in escrow. CGSI's Merger Agreement Losses shall be deemed to include any legal fees, costs and expenses CGSI may incur in seeking enforcement of its indemnification rights hereunder. CGSI shall have the right to seek indemnification for

         Merger Agreement Losses as provided herein notwithstanding that the Merger Agreement provides that the representations and warranties set forth therein terminate as of the Closing Date. Accordingly, for purposes of indemnification under this Agreement, the representations and warranties of the Company set forth in the Merger Agreement shall survive for a period of twelve months.

                  (b) Period. The indemnification provided for herein shall terminate twelve months after the Closing Date, except that the indemnification shall continue as to any loss or expense of which CGSI has notified the Escrow Agent in accordance with this Section 3 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 3, as to which CGSI's right to be indemnified hereunder shall continue until CGSI has been reimbursed the full amount of such loss and expense in accordance with this Section 3.

                  (c) Shareholder Representative. Frontrunner Representative, Inc. (the "Representative") is hereby appointed the shareholder representative, to act as the true and lawful attorney(s) in fact, and, as such, to act, as the Creditor's agent (with full power of substitution), to take such action on Creditor's behalf with respect to all matters relating to indemnification claims made pursuant to Section 3 hereof and the terms of an escrow agreement, in the form attached hereto as Exhibit C (the "Escrow Agreement"). The Escrow Agreement shall provide that the Representative shall act as Escrow Agent for a stock certificate representing fifteen percent (15%) of the Shares issuable to Creditor on the Closing Date (the "Escrow Shares"). All such determinations, agreements, settlements and compromises made by the Representative shall be binding on Creditor. The Company shall be entitled to conclusively rely on the instructions, decisions and acts of the Representative required, permitted or contemplated to be taken by the Representative hereunder or under the Escrow Agreement, and the Company is relieved from any liability to any person for any acts done by them in accordance with any instructions, decisions or acts of the Representative. The Company shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to it by or on behalf of the Representative, and reasonably believed by the Company to be genuine and to have been signed and presented by the proper party or parties.

                  (d) Notice of Claims.


                      (i) If CGSI seeks indemnification hereunder it shall
                  give the Representative on behalf of the Creditor (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, document or instrument executed pursuant hereto or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; provided further that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

                      (ii) After the giving of any Claim Notice pursuant
                  hereto, the amount of indemnification to which CGSI shall be entitled shall be determined: (A) by the written agreement between the Representative and CGSI; or (B) by a final judgment or decree of any court of competent jurisdiction. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined.

                      (iii) If CGSI is entitled to indemnification hereunder,
                  and the amount of indemnification to which CGSI is entitled has been determined as provided for this Section 3, CGSI shall satisfy such claim from the Escrow Shares in accordance with the terms of the Escrow Agreement. For purposes of this Indemnification Agreement , an Escrow Share shall have a value of $1.35.

                  (e) Direct Representations and Warranties. In addition to CGSI's rights to indemnification per Section 3(a) above, it shall be entitled to seek damages at law directly from a Creditor with respect to any breach of any direct representation or warranty or agreement made by Creditor to CGSI hereunder; provided, however, in no event shall Creditor's aggregate liability under this Agreement exceed the value of the total number CGSI Shares received by Creditor pursuant to this Agreement (including Creditor's portion of the Escrowed Shares). Any such action shall be directly between CGSI and Creditor and shall not involve Representative. Creditor shall have the right to satisfy any liability hereunder by conveying its CGSI Shares back to CGSI.

                  4. Confidentiality. Creditor agrees to maintain any financial information regarding CGSI which is not generally publicly available in strict confidence pending such information becoming generally publicly available through no fault of Creditor.

                  5. Creditor Representations. Creditor makes the following representations, warranties, covenants and acknowledgments to CGSI and the Company with respect to this Agreement and the Creditor CGSI Shares if any subject hereto:

                  (a) Authorization. Creditor has full legal right, power, capacity and authority to execute and deliver this Agreement and the instruments contemplated hereby and perform his or its obligations hereunder. This Agreement has been duly executed and delivered by the Creditor and this Agreement is the legal and binding obligation of the Creditor, enforceable in accordance with its terms.

                  (b) Title to Creditor Shares and Indebtedness. Creditor is the legal and beneficial holder of the Total Indebtedness and the Creditor Shares, free and clear of all liens, claims, options or other encumbrances, and Creditor has not assigned or otherwise transferred any rights to receive payment under the Total Indebtedness to any person.

                  (c) Accredited Investor Status. Creditor is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act.

                  (d) Investment Intent. The Creditor CGSI Shares are being acquired solely by and for the account of Creditor, for investment, and are not being purchased for subdivision, fractionalization, resale or distribution. Creditor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Creditor CGSI Shares, and Creditor has no present plans or intentions to enter into any such contract, undertaking or arrangement.

                  (e) Transfer Restrictions. Creditor acknowledges that it generally must hold the Creditor CGSI Shares for a minimum period of one year and may not sell, transfer, pledge or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities acts of any states (the "Laws") unless an exemption from registration is available. Further, Creditor shall provide, if CGSI so requires, an opinion of counsel satisfactory to CGSI, that the intended disposition of Creditor CGSI Shares will not violate the Securities Act or the rules and regulations of the Securities and Exchange Commission or of any state securities commission promulgated under such statutes.

                  (f) Sophistication and Experience. Creditor expressly represents that: (i) Creditor has such knowledge and experience in financial and business matters in general and in investments in privately held companies in particular, and that Creditor is capable of evaluating the merits, risks and other facets of the subject investment; (ii) Creditor's financial condition is such that Creditor has no need for liquidity with respect to the investment in the Creditor CGSI Shares to satisfy any existing or contemplated undertaking or indebtedness; (c) Creditor is able to bear the economic risk of the investment in the Creditor CGSI Shares for an indefinite period of time, including the risk of losing the entire investment; (d) Creditor has either secured independent tax advice with respect to the investment in the Creditor CGSI Shares, or Creditor is sufficiently familiar with the income taxation of equity instruments that he deemed such independent advice to be unnecessary; and (e) Creditor has participated in other privately placed investments, has such knowledge and experience in business and financial matters, has the capacity to protect its interest in investments like the subject investment, and is capable of evaluating the risks, merits and other facets of the subject investment.

                  (g) Access to Information. Creditor acknowledges that the CGSI has made available all documents pertaining to the Merger, and investment opportunity in CGSI, and has allowed Creditor an opportunity to ask questions and receive answers thereto and to verify and clarify any information provided to Creditor by the Company and CGSI.

         6. Miscellaneous.

                  (a) Survival. All representations, warranties and covenants of the parties contained in this Agreement or made pursuant hereto, shall survive the date of execution of this Agreement and remain in full force and effect, and shall survive the termination or expiration of this Agreement.

                  (b) Counsel. All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party's counsel was or was not the principal draftsman of this Agreement.

                  (c) Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, postage prepaid or via national courier, addressed as to the party entitled to notice at the address set forth below, or such other address as is subsequently provided by written notice from such party to the other parties.

                  (d) No Assignment. Except as expressly noted below, this Agreement and the rights of the parties under this Agreement may not be sold, assigned or otherwise transferred without the prior written consent of the other party.

                  (e) Entire Agreement. This Agreement, the Merger Agreement, the Escrow Agreement and the agreements and documents referred to herein and therein, sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contemplated hereby, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

                  (f) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. Should any dispute arise under this Agreement, it shall be litigated in the state or federal courts situated in Cook County, Illinois, to which jurisdiction and venue all parties consent. All parties hereto waive their right to jury trial in the determination of any dispute with respect to the subject matter hereof.

                  (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which, whether photocopy, facsimile or ink, shall be deemed an original, but all of which together shall constitute one instrument.

                  (h) Approval. This Agreement shall be binding upon the parties, their respective heirs, successors and assigns, and each entity party represents and warrants that this Agreement has been duly approved by proper corporate action.

                  (i) Remedies. No party hereunder shall be entitled to consequential damages as a result of the breach by any other party of its obligations hereunder. Each party's damages shall be limited to actual damages as a result of the breach of any obligation hereunder.

                  (j) Specific Performance. In the event of any breach or threatened breach of this Agreement in which the aggrieved party desires to protect and enforce its rights by suit in equity for the specific performance of any term contained in this Agreement or for an injunction against any breach of any such term or in aid of the exercise of any power to enforce such performance or to enforce any other legal or equitable right of the enforcing party, that party may take any one or more of such actions, and shall be paid all costs and expenses, including attorneys' fees incurred in connection with any such action or actions should it prevail in such action. Any suit to specifically enforce the terms of this Agreement shall be litigated in the state or federal courts located in Illinois.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

CREDITOR:                                     Frontrunner Network Systems, Inc.

---------------------------------------
[SIGNATURE]                                   BY:     /S/ JAMES D. CUPPINI
                                                      --------------------------
                                              ITS:    CEO
                                                      --------------------------
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173


---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS: ------------------------------

         ------------------------------

                                              BY:
                                                      --------------------------
                                              ITS:
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.



CREDITOR:                                     Frontrunner Network Systems, Inc.

---------------------------------------
[SIGNATURE]                                   BY:
                                                      --------------------------
                                              ITS:    CEO
                                                      --------------------------
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173


---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS:
         ------------------------------
                                              BY:     /S/ RORY HERRIMAN
         ------------------------------               --------------------------
                                              ITS:    CTO
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

CREDITOR:                                     Frontrunner Network Systems, Inc.

/S/ James D. Cuppini
---------------------------------------
[SIGNATURE]                                   BY:
                                                    --------------------------
                                              ITS:
James D. Cuppini                                    --------------------------
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173


---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS:
         ------------------------------
                                              BY:
         ------------------------------               --------------------------
                                              ITS:
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

CREDITOR:                                     Frontrunner Network Systems, Inc.

/S/ Philip B. Kenny
---------------------------------------
[SIGNATURE]                                   BY:
                                                      --------------------------
                                              ITS:
Philip B. Kenny                                       --------------------------
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173


---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS:
         ------------------------------
                                              BY:
         ------------------------------               --------------------------
                                              ITS:
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

CREDITOR: Edgewater Private Equity            Frontrunner Network Systems, Inc.
          Fund II

/S/ David M. Tolmie
---------------------------------------
[SIGNATURE]                                   BY:
                                                      --------------------------
                                              ITS:
David M. Tolmie, Partner                              --------------------------
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173

August 6, 2004
---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS: 900 N. MICHIGAN AVE.
         ------------------------------
         CHICAGO, IL 60611                    BY:
         ------------------------------               --------------------------
                                              ITS:
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

CREDITOR: Mesirow Capital Partners            Frontrunner Network Systems, Inc.
          VI, By Its General Partner

/S/ Thomas E. Galuhn
---------------------------------------
[SIGNATURE]                                   BY:
                                                      --------------------------
                                              ITS:
Thomas E. Galuhn, Sr. Managing Director               --------------------------
of General Partner
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173


---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS:
         ------------------------------
                                              BY:
         ------------------------------               --------------------------
                                              ITS:
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

CREDITOR: Bluestem Capital Partners           Frontrunner Network Systems, Inc.
          II Limited Partnership

/S/ Sandy Horst
---------------------------------------
[SIGNATURE]                                   BY:
                                                      --------------------------
                                              ITS:
Sandy Horst, CFO of the General Partner               --------------------------
---------------------------------------
[PRINT NAME OF SIGNATORY]                     ADDRESS: 50 EAST COMMERCE DRIVE-
                                                       SUITE A
                                                       SCHAUMBURG, IL  60173

8-6-04
---------------------------------------
DATE OF EXECUTION
                                              Capital Growth Systems, Inc.
ADDRESS: 122 S. PHILLIPS AVE, SUITE 300
         ------------------------------
         SIOUX FALLS, SD 57104                BY:
         ------------------------------               --------------------------
                                              ITS:
                                                      --------------------------

                                              ADDRESS: 1100 EAST WOODFIELD ROAD-
                                                       #100
                                                       SCHAUMBURG, IL  60173